Exhibit 10.18

EXPEDIA CONFIDENTIAL

December 23, 2009

David Cathcart

Chief Financial Officer

TRX, Inc.

2970 Clairmont Road

Suite 300

Atlanta, GA 30329

Re:	Second Letter of Amendment

Dear David:

The purpose of this second letter of amendment is to further document certain amendments to the pricing and other terms set forth in the Master Service Agreement, dated January 1, 2007, as amended by Amendment #1 on March 30, 2007 and Letter of Amendment dated February 19, 2009, and associated exhibits and Statements of Work thereunder (collectively, the “Agreement”) between Expedia, Inc., (“Expedia”) and TRX, Inc. (“TRX”), and/or their respective subsidiaries. Capitalized terms, where not defined herein, will have the meanings set forth in the Agreement. Expedia and TRX now agree to further amend the Agreement as follows:

1)	Pricing for Common Services. Beginning 1 January 2010, the pricing in Appendix 1 to Exhibit B (Pricing for Common Services) shall be modified in accordance with the pricing set forth in the attached Exhibit 1.

2)	Exclusivity for Certain * Processes. During 2010, except as otherwise agreed by the Parties in writing, TRX will be the exclusive third-party provider of the Services listed in the attached Exhibit 2 for the * Points of Sale (the “Select Services”). Notwithstanding the foregoing, the Parties agree that:

(a)	The foregoing exclusivity shall not apply to Expedia’s use of *

(b)	Additionally, Expedia may use, * to perform *, provided, that *

(c)	TRX shall have no liability of any kind for the performance of any such Services that Expedia performs without the involvement of TRX; and

(d)	Upon reasonable notice from TRX, Expedia will furnish TRX with * for the purpose of verifying Expedia’s compliance with the terms of this section. Any such information provided by Expedia to TRX shall be deemed Expedia Confidential information.

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3)	Renewal of Pricing and Exclusivity for 2011. The pricing and exclusivity terms set forth in Section 1 and Section 2 of this second letter of amendment will automatically be extended for calendar year 2011 unless either Party gives the other Party written notice of non-renewal of such terms on or before July 1, 2010. If such notice is given, Section 1 and Section 2 will cease to apply, effective December 31, 2010, and the pricing terms under the Agreement (and associated SOWs) that were in place prior to this second letter of amendment will apply in calendar year 2011.

4)	Training of *. During 2010 and 2011, at Expedia’s request, TRX will provide reasonable assistance to (a) design/enhance training curriculum and/or (b) train * so long as Expedia is current in its payment obligations to TRX. The specific scope of services will be defined in Statements of Work and mutually agreed by the parties. Such training services will be provided by TRX using commercially reasonable efforts, and TRX shall have no liability of any kind for the success of the training services. Additionally, such training services will be billed at the hourly rates set forth in Appendix 1 of Exhibit B of the Agreement, unless otherwise specified in the Statement of Work. Expedia will reimburse TRX for all travel and travel related expenses incurred in connection with such training services. Such expenses must be approved by Expedia in advance and billed to Expedia without additional markup or administrative fees.

5)	*. TRX will continue to * described in Exhibit 3 of the Letter of Amendment dated February 19, 2009. Notwithstanding the foregoing, TRX agrees to use commercially reasonable efforts to *.

6)	Pricing for *. Beginning 1 January 2010, the pricing for * in the * Statement of Work dated January 1, 2007 shall be modified to be *. All other terms of this Statement of Work shall remain the same.

7)	System Failure. Section B.8 of Exhibit B (Common Services) of the Agreement will be deleted and replaced with the following:

System Failure. In addition to the remedies specified above for failure to meet minimum Service Levels, if TRX fails to meet the “System Failure Service Level” threshold for any Service as set forth in Appendix 2 or an applicable Statement of Work, upon thirty (30) days’ written notice to TRX, given no later than thirty (30) days after the System Failure Service event, then (a) Expedia may elect in writing to * for the non-compliant Service for the remainder of the then-current calendar year, and (b) Expedia may elect to * containing such non-compliant Service, provided that, in either case, TRX has not demonstrated to Expedia’s reasonable satisfaction that it has adequately remedied the underlying condition causing TRX’s failure to meet the System Failure Service Level. In addition, if TRX fails to meet the “System Failure Service Level” threshold for * or more Services as set forth on Appendix 2 or an applicable Statement of Work within *, then Expedia may * upon thirty (30) days’ written notice to TRX, given no later than thirty (30) days after * such System Failure Service event. In the event Expedia elects to * on or before July 1, 2010, within 30 days, TRX and Expedia shall agree on *. If agreement cannot be reached, upon 90 days written notice, TRX will have the right to cease performance of all such Services (other than * Services) *. TRX shall continue to perform * Services until expiration or termination of the applicable SOW.

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8)	Professional Services for *. During 2010 and 2011, at Expedia’s request, TRX will provide reasonable assistance to Expedia to support Expedia in its development of *, so long as Expedia is current in its payment obligations to TRX. The specific scope of services will be defined in Statements of Work and mutually agreed by the parties, and the Deliverables associated with these professional services will be Expedia Works as defined in the Agreement. Such professional services will be provided by TRX using commercially reasonable efforts, and TRX shall have no liability of any kind for the success of these professional services. Additionally, such professional services will be billed at the hourly rates set forth in Appendix 1 of Exhibit B of the Agreement, unless otherwise specified in the Statement of Work. Expedia will reimburse TRX for all travel and travel related expenses incurred in connection with such training services. Such expenses must be approved by Expedia in advance and billed to Expedia without additional markup or administrative fees.

9)	Professional Services for *. During 2010 and 2011, at Expedia’s request, TRX will provide reasonable assistance to Expedia to support Expedia in its development of * so long as Expedia is current in its payment obligations to TRX. The specific scope of services will be defined in Statements of Work and mutually agreed by the parties, and the Deliverables associated with these professional services will be Expedia Works as defined in the Agreement. Such professional services will be provided by TRX using commercially reasonable efforts, and TRX shall have no liability of any kind for the success of these professional services. Additionally, such professional services will be billed at the hourly rates set forth in Appendix 1 of Exhibit B of the Agreement, unless otherwise specified in the Statement of Work. Expedia will reimburse TRX for all travel and travel related expenses incurred in connection with such training services. Such expenses must be approved by Expedia in advance and billed to Expedia without additional markup or administrative fees.

10)	Professional Services for *. Beginning on or prior to March 1, 2010 at TRX’s request, Expedia will provide reasonable assistance to TRX to support the * in a * defined by Expedia *. Deliverables associated with these professional services will be Expedia Works as defined in the Agreement. Neither party will be responsible for the other party’s travel and travel-related expenses incurred in connection with such *.

11)	* Data *. Beginning December 18, 2009, to the extent allowed by Applicable Law, TRX will include * (as defined in the Expedia * Statement of Work dated April 9, 2008 or as otherwise agreed to by the parties) for TRX’s global agents utilizing the * in the * provided to Expedia by TRX. Notwithstanding the foregoing, *.

12)	* Processing for *. Beginning January 1, 2010 and until such time as Expedia provides * prior written notice, Expedia will pay a * fee of * which includes up to * for * and up to * for * Section 6.5 (Capacity Planning) to Exhibit G (Technical Specifications) of the Agreement TRX will maintain its systems, hardware, and infrastructure such that TRX is capable of effectively processing, at minimum, *.

13)	TRX Account Manager. Pursuant to Section 6.2 of the Agreement, Expedia hereby acknowledges and agrees that the TRX Account Management will no longer * to Expedia.

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14)	Except as expressly set forth in this Second Letter of Amendment, the Agreement will remain in full force and effect in accordance with its terms.

Please acknowledge your agreement to the foregoing by signing in the space provided below and returning a signed copy to me as soon as possible. If you do not agree with any of the foregoing, please contact me as soon as possible so that we can determine how best to proceed.

Yours truly,

Expedia, Inc.

/s/ Kerri Landeis
Kerri Landeis Vice President, Global Supply Operations

Acknowledged and Agreed:

TRX, Inc.

By:	/s/ David Cathcart

Title:	Chief Financial Officer

Date Signed:	12/28/09

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EXHIBIT 1

MODIFIED PRICING FOR COMMON SERVICES

*

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EXHIBIT 2

SELECT SERVICES

*

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